File No. 2-42352
                                                               File No. 811-2239


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant                       [X]


Check the appropriate box:


[ ] Preliminary proxy statement               [ ]   Confidential, for Use
                                                    of the Commission
                                                    Only (as permitted
                                                    by Rule 14a-6(e)(2))

[X]  Definitive proxy statement


[  ] Definitive additional materials

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12




                             PIONEER INTEREST SHARES
                 (Name of Registrant as Specified in Its Charter


                             PIONEER INTEREST SHARES
                   (Name of Person(s) Filing Proxy Statement)

                             PIONEER INTEREST SHARES
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD TUESDAY, SEPTEMBER 16, 1997

    The Annual Meeting of Shareholders (the "Meeting") of Pioneer Interest Shares, a Delaware business trust (the "Fund"), will be held at the offices of Hale and Dorr LLP, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Tuesday, September 16, 1997 at 2:00 p.m. (Boston time) to consider and act upon the following proposals:

    1. To elect the nine (9) Trustees named in the attached Proxy
       Statement to serve on the Fund's Board of Trustees until their successors have been duly elected and qualified;

    2. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1997; and

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record as of the close of business on July 8, 1997, are entitled to vote at the Meeting or any adjournment thereof.

                               By Order of the Board of Trustees,
                               Joseph P. Barri, Secretary

Boston, Massachusetts
July 18, 1997



    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.



                                                                  097-4317

                             PIONEER INTEREST SHARES
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 1-800-622-3265


                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 16, 1997

                                  INTRODUCTION

    This Proxy Statement is furnished to shareholders of Pioneer Interest Shares, a Delaware business trust (the "Fund"), in connection with the solicitation of proxies by the Fund's Board of Trustees for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hale and Dorr LLP, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Tuesday, September 16, 1997 at 2:00 p.m. (Boston time) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.


    The attached Notice, this Proxy Statement (the "Proxy Statement") and the enclosed proxy card are being mailed to shareholders on or after July 18, 1997. THE FUND'S ANNUAL REPORT FOR ITS FISCAL PERIOD ENDED DECEMBER 31, 1996 WAS MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 28, 1997. ADDITIONAL COPIES MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT ITS EXECUTIVE OFFICES, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 OR BY CALLING 1-800-225-6292.

    Shareholders of record as of the close of business on July 8, 1997 (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, 7,351,678 shares of beneficial interest of the Fund were outstanding. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of July 8, 1997 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 4,526,656 shares as nominee.

                                   PROPOSAL 1.
                          ELECTION OF BOARD OF TRUSTEES


    The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees.


    Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.


    The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years; trusteeships and directorships; and indicates the date on which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on May 30, 1997.



                                                                           SHARES OF BENEFICIAL
                                                                           INTEREST OF THE FUND
                                                                          BENEFICIALLY OWNED AND
       NAME, AGE,                PRINCIPAL OCCUPATION           FIRST       PERCENTAGE OF TOTAL
  POSITION(S) WITH THE               OR EMPLOYMENT             BECAME A    SHARES OUTSTANDING ON
    FUND AND ADDRESS       AND DIRECTORSHIPS/TRUSTEESHIPS(1)   TRUSTEE        MAY 30, 1997(2)
    ----------------       ---------------------------------   -------        ---------------


JOHN F. COGAN, JR., 71*.   President, Chief Executive Officer,   1993              1,000
  Chairman of the Board,     Chairman of the Board, and a                           (0.0)%
  President and Trustee      Director of The Pioneer Group,
  60 State Street            Inc., a public company ("PGI");
  Boston, MA 02109           Chairman and a Director of
                             Pioneering Management
                             Corporation ("PMC"), Pioneer
                             Funds Distributor, Inc. ("PFD"),
                             Pioneer Goldfields Limited
                             ("PGL") and Teberebie Goldfields
                             Limited; Director of Pioneering
                             Services Corporation ("PSC"),
                             Pioneer Capital Corporation
                             ("PCC") and Forest-Starma (a
                             Russian timber joint venture);
                             President and Director of Pioneer
                             Plans Corporation ("PPC"),
                             Pioneer Investment Corporation
                             ("PIC"), Pioneer Metals and
                             Technology, Inc. ("PMT"), Pioneer
                             First Russia, Inc., Pioneer Omega,
                             Inc. ("Omega") and Theta Enterprises,
                             Inc. and Pioneer International
                             Corporation ("P.Intl.") Luscina,
                             Inc.; Chairman Of The Supervisory
                             Board Of Pioneer Fonds


                                                                           SHARES OF BENEFICIAL
                                                                           INTEREST OF THE FUND
                                                                          BENEFICIALLY OWNED AND
       NAME, AGE,                PRINCIPAL OCCUPATION           FIRST       PERCENTAGE OF TOTAL
  POSITION(S) WITH THE               OR EMPLOYMENT             BECAME A    SHARES OUTSTANDING ON
    FUND AND ADDRESS       AND DIRECTORSHIPS/TRUSTEESHIPS(1)   TRUSTEE        MAY 30, 1997(2)
    ----------------       ---------------------------------   -------        ---------------

                             Marketing Gmbh ("Pioneer Gmbh");
                             Member Of The Supervisory Board Of
                             Pioneer First Polish Trust Fund Joint
                             Stock Company, S.a. ("Pfpt") and
                             Pioneer Czech Investment Company,
                             A.s.; and Partner, Hale And Dorr Llp


                             (Counsel to the Fund)


MARY K. BUSH, 49 ....      President, Bush & Co., an             1997               -0-
  Trustee                    International Financial
  4201 Cathedral Ave. NW     Advisory firm, since 1991;
  Apt. 1016E                 Director/ Trustee of Mortgage
  Washington, DC 20016       Guaranty Insurance Corporation,
                             Novecon Management Company, Hoover
                             Institution, Folger Shakespeare
                             Library, March of Dimes, Project
                             2000, Inc., Small Enterprise
                             Assistance Fund and Wilberforce
                             University; Washington Mutual
                             Investors Fund, a registered
                             investment company; U.S. Alternate
                             Executive Director, International
                             Monetary Fund (1984-1988); and
                             Managing Director, Federal Housing
                             Finance Board (1989-1991).


RICHARD H. EGDAHL, M.D.,   Professor of Management, Boston       1993             1,000

  70                         University School of Management;
  Trustee                    Professor of Public Health, Boston
  Boston University          University School of Public
  Health Policy Institute    Health; Professor of Surgery,
  53 Bay State Road          Boston University School of
  Boston, MA 02115           Medicine; Director, Boston
                             University Health Policy
                             Institute and University Medical
                             Center; Executive Vice President
                             and Vice Chairman of the Board,
                             University Hospital; Academic
                             Vice President for Health Affairs,
                             Boston University; Director,
                             Essex Investment Management
                             Company, Inc., an investment
                             adviser, Health Payment Review,
                             Inc., a health care containment
                             software firm, Mediplex Group,
                             Inc., a nursing care facilities
                             firm, Peer Review Analysis, Inc.,
                             a health care utilization
                             management firm, and
                             Springer-Verlag New York, Inc., a
                             publisher; and Honorary Director,
                             Franciscan Children's Hospital

                                                                           SHARES OF BENEFICIAL
                                                                           INTEREST OF THE FUND
                                                                          BENEFICIALLY OWNED AND
       NAME, AGE,                PRINCIPAL OCCUPATION           FIRST       PERCENTAGE OF TOTAL
  POSITION(S) WITH THE               OR EMPLOYMENT             BECAME A    SHARES OUTSTANDING ON
    FUND AND ADDRESS       AND DIRECTORSHIPS/TRUSTEESHIPS(1)   TRUSTEE        MAY 30, 1997(2)
    ----------------       ---------------------------------   -------        ---------------

MARGARET B.W. GRAHAM, 50   Founding Director, Winthrop Group,    1993               -0-
  Trustee                    Inc., a consulting firm, since
  The Keep                   1982; Manager of Research
  P.O. Box 110               Operations, Xerox Palo Alto
  Little Deer Isle,          Research Center, between 1991 and
  ME 04650                   1994; and Professor of Operations
                             Management and Management of
                             Technology, Boston University
                             School of Management, between 1989
                             and 1993


John W. Kendrick, 80 ...   Professor Emeritus of Economics,      1993              300

  Trustee                    George Washington University; and                     (0.0)%
  6363 Waterway Dr.          Economic Consultant and Director,
  Falls Church, VA 22044     American Productivity and Quality
                             Center

Marguerite A. Piret, 49.   President, Newbury, Piret & Company,  1993              100
  Trustee                    Inc., a merchant banking firm                         (0.0)%
  One Boston Place
  Suite 2635
  Boston, MA 02108

David D. Tripple, 53* ..   Director and Executive Vice           1993              100
  Executive Vice President   President of PGI; President, Chief                    (0.0)%
  and Trustee                Investment Officer and a Director
  60 State Street            of PMC; Director of PFD, PCC,
  Boston, MA 02109           Pioneer SBIC Corporation, Pioneer
                             First Russia, Inc., Pioneer Omega,
                             Inc., P. Intl. and PIC; and Member
                             of the Supervisory Board of PFPT
Stephen K. West, 68 ....   Partner, Sullivan & Cromwell, a law   1993              300
  Trustee                    firm                                                  (0.0)%
  125 Broad Street
  New York, NY 10004

John Winthrop, 61 ......   President, John Winthrop & Co., a     1993              101
  Trustee                    private investment firm; Director                     (0.0)%
  One North Adgers Wharf     of NUI Corp.; and Trustee of
  Charleston, SC 29401       Alliance Capital Reserve,
                             Alliance Government Reserve and
                             Alliance Tax Exempt Reserve




* Messrs. Cogan and Tripple are "interested persons" of the Fund, PMC and PFD within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


(1) Each nominee also serves as a trustee for each of the 20 open-end investment companies (mutual funds) in the Pioneer family of mutual funds and for each of the eight portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mesdames Bush and Graham who do not serve as Trustees for Pioneer Variable Contracts Trust). Except for Ms. Bush who was elected by the other Trustees in June, 1997, each Trustee was elected by the shareholders of the Fund in 1996.

(2) As of May 30, 1997, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

    Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").


    During the fiscal year ended December 31, 1996, the Board of Trustees held 12 meetings, the Audit Committee held 11 meetings and the Nominating Committee did not meet. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended December 31, 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the Securities Exchange Act and the Rules thereunder, trustees of closed-end investment companies are required to report transactions in a fund's shares to the Securities and Exchange Commission (the "Commission") on various specified forms. A report on Form 4 was not timely filed with the Commission with respect to Dr. Egdahl's initial purchase of shares of the Fund. The untimely filing of the Form 4 was inadvertent and the subject transaction does not raise concerns under Section 16 of the Exchange Act.


OTHER EXECUTIVE OFFICERS

    In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


       NAME, AGE AND
   POSITION WITH THE FUND                        PRINCIPAL OCCUPATION(S)
WILLIAM H. KEOUGH, 60,.....              Senior Vice President, Chief Financial
  Treasurer                               Officer and Treasurer of PGI and Treasurer
                                          of PFD, PMC, PSC, PPC, Pioneer SBIC
                                          Corporation, PIC, PMT, PIntl. and each
                                          fund in the Pioneer family of mutual funds.


Joseph P. Barri, 51,.......              Secretary of PGI, PMC, PPC, PIC, PIntl, PMT,
  Secretary                               First Russia, Omega and PCC and each fund
                                          in the Pioneer family of mutual funds;
                                          Clerk of PFD and PSC and Partner, Hale
                                          and Dorr LLP (counsel to the Fund).

REMUNERATION OF TRUSTEES AND OFFICERS

    The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer family of mutual funds to the Trustees for their services as indicated below. Compensation paid by the Fund to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.

                                                              TOTAL COMPENSATION
                                                                FROM THE FUND
                                           AGGREGATE          AND OTHER FUNDS IN
                                         COMPENSATION         THE PIONEER FAMILY
             TRUSTEE                    FROM THE FUND+         OF MUTUAL FUNDS++
John F. Cogan, Jr.                             $500                 $11,083
Mary K. Bush*                                 -0-                    -0-
Richard H. Egdahl, M.D.                       1,915                  59,858
Margaret B.W. Graham                          2,015                  59,858
John W. Kendrick                              2,015                  59,858
Marguerite A. Piret                           2,316                  79,842
David D. Tripple                                500                  11,083
Stephen K. West                               2,142                  67,850
John Winthrop                                 2,128                  66,442
  Totals                                    $13,531               $415,874



+  For the fiscal year ended December 31, 1996.

++ For the calendar year ended December 31, 1996.

* Ms. Bush was first elected as a Trustee in June, 1997.

INVESTMENT ADVISER


    PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund.


    PMC is a wholly owned subsidiary of PGI. As of May 30, 1997, Mr. Cogan beneficially owned 3,580,901 shares (14.05%) of the outstanding Common Stock of PGI. Mr. Cogan's beneficial holdings included 727,136 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of May 30, 1997. At such date, Robert L. Butler and David D. Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding Common Stock of PGI. As of May 30, 1997 officers and directors of PMC and Trustees and officers of the Fund beneficially owned an aggregate of 4,482,650 shares of Common Stock of PGI, approximately 17.17% of the outstanding common Stock of PGI. During PGI's fiscal year ended December 31, 1996, there were no transactions in PGI Common Stock by any officer, Trustee or nominee for election as Trustee of the Fund, PMC and/or PFD in an amount equal to or exceeding 1% of the outstanding Common Stock of PGI.

REQUIRED VOTE

    In accordance with the Fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                                   PROPOSAL 2.
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


    The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since 1994. Audit services during the fiscal year ending December 31, 1997 will consist of examinations of the Fund's financial statements and reviews of the Fund's filings with the Commission.


    The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, has selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1997, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Anderson LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

REQUIRED VOTE

    The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1997 requires the affirmative vote of a majority of the shares of the Fund, present in person or by proxy and entitled to vote at the Meeting.

    THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                               OTHER MATTERS

SHAREHOLDER PROPOSALS

    Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the Trustees' solicitation of proxies for such meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The Fund currently expects to hold the next annual shareholders' meeting on or about June 16, 1998, which date is subject to change.

PROXIES, QUORUM AND VOTING AT THE MEETING

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

    A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any Proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at the Meeting but sufficient votes in favor of any Proposal, including the electing of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such adjournment and will vote those proxies required to be voted against any such Proposal against such adjournment. A shareholder vote may be taken on one or all of the Proposals prior to such adjournment if sufficient votes for the Proposal's approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

    Shares of the Fund represented at the Meeting (including shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.

    If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered present and entitled to vote as to that Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted. In general, brokers or nominees are given discretionary authority to vote shares held in street name with respect to the election of trustees/directors and the ratification of auditors.

OTHER BUSINESS

    While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Annual Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHODS OF SOLICITATION AND EXPENSES

    The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Annual Meeting of Shareholders and the accompanying proxy card will be borne by the Fund. In addition to soliciting proxies by mail, the Fund may, at its expense, have one or more of its officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of the shares held of record by such persons.

    The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expense of mailing soliciting materials to the principals of the accounts.

                          PIONEER INTEREST SHARES

July 18, 1997

Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820

July 1997

Dear Shareowner,

I am writing to let you know that the annual meeting for shareowners of Pioneer Interest Shares will be held September 16, 1997. As a shareowner in the Fund, you have the opportunity to voice your opinion on a number of important proposals.

This package contains information about the proposals, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote on the proxy card.

Your prompt vote will help save the Fund money. If a majority of the Fund's shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. That is a costly process.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals up for approval has been reviewed by Pioneer Interest Shares' Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

(callout in margin) THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PROPOSAL 1
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. Eight of the nominees previously were elected by shareowners. The ninth, Mary K. Bush, was elected by the other Trustees; the proxy statement includes detailed information about all nominees.

PROPOSAL 2
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy card as quickly as possible using the postage-paid envelope provided. Thank you for your prompt response.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.



Sincerely,

John F. Cogan, Jr.
Chairman and President

0797-4213

PIONEER INTEREST SHARES
60 State Street
Boston, MA 02109-1820

                                                         URGENT
                                                         PLEASE VOTE YOUR SHARES
                                                         TODAY
Dear Shareowner,

Not long ago we sent you a proxy card and materials explaining the proposals up for a vote at the September 16, 1997 shareowner meeting for Pioneer Interest Shares. PLEASE CAST YOUR VOTE TODAY!

If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals up for approval have been reviewed by Pioneer Interest Shares' Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Thank you for your prompt response.

Sincerely,


John F. Cogan, Jr.
Chairman and President

[back side of page]
HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED. PROPOSAL 1:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. Eight of the nominees previously were elected by shareowners. The ninth, Mary K. Bush, was elected by the other Trustees; the proxy statement includes detailed information about all nominees.

PROPOSAL 2:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

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